UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2021

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of The Williams Companies, Inc. (the “Company”) was held on April 27, 2021, pursuant to due notice. The matters voted upon at the meeting and the results of such voting are set forth below.

1.    The nominees for election to the Company’s Board of Directors were elected, each for a term expiring at the Company’s next annual meeting, based on the following votes:

Alan S. Armstrong

For: 942,160,200

Against: 7,622,553

Abstain: 721,547

Broker Non-Votes: 101,213,892

Uncast: 3

Stephen W. Bergstrom

For: 934,837,620

Against: 14,933,748

Abstain: 732,936

Broker Non-Votes: 101,213,892

Uncast: 0

Nancy K. Buese

For: 939,021,149

Against: 10,717,207

Abstain: 765,948

Broker Non-Votes: 101,213,892

Uncast: 0

Stephen I. Chazen

For: 690,687,448

Against: 259,085,849

Abstain: 731,004

Broker Non-Votes: 101,213,892

Uncast: 0

Charles I. Cogut

For: 934,546,746

Against: 15,149,661

Abstain: 807,897

Broker Non-Votes: 101,213,892

Uncast: 3

Michael A. Creel

For: 940,443,178

Against: 9,273,971

Abstain: 787,155

Broker Non-Votes: 101,213,892

Uncast: 0

Stacey H. Doré

For: 946,383,073

Against: 3,352,792

Abstain: 768,435

Broker Non-Votes: 101,213,892

Uncast: 3

Vicki L. Fuller

For: 941,379,438

Against: 8,340,104

Abstain: 784,758

Broker Non-Votes: 101,213,892

Uncast: 3

Peter A. Ragauss

For: 934,753,125

Against: 14,952,388

Abstain: 798,790

Broker Non-Votes: 101,213,892

Uncast: 0

Rose M. Robeson

For: 927,126,109

Against: 22,570,548

Abstain: 807,643

Broker Non-Votes: 101,213,892

Uncast: 3

Scott D. Sheffield

For: 935,914,083

Against: 13,746,254

Abstain: 843,967

Broker Non-Votes: 101,213,892

Uncast: 0

Murray D. Smith

For: 939,292,841

Against: 10,346,584

Abstain: 864,878

Broker Non-Votes: 101,213,892

Uncast: 0

William H. Spence

For: 878,321,075

Against: 71,346,747

Abstain: 836,478

Broker Non-Votes: 101,213,892

Uncast: 3

3.    The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

For: 896,385,708

Against: 52,325,815

Abstain: 1,792,781

Broker Non-Votes: 101,213,892

Uncast: 0

4.     The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021 was approved based on the following votes:

For: 1,014,078,688

Against: 36,967,017

Abstain: 672,491

Broker Non-Votes: 0

Uncast: 0

Item 7.01.	Regulation FD Disclosure.

The Following information is furnished pursuant to Item 7.01.

In connection with the Company’s 2021 Annual Meeting of Stockholders, the Company did not receive any stockholder questions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary

DATED: April 30, 2021